UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: [CASE NAME]	ECO2 Plastics Inc.		Case No.	09-33702 DM
	A Delaware Corporation
			CHAPTER 11
			MONTHLY OPERATING REPORT
			(GENERAL BUSINESS CASE)
SUMMARY OF FINANCIAL STATUS
	MONTH ENDED:	Nov-09	PETITION DATE:	11/24/09
1.	Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here
	the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
	Dollars reported in	$1
2.	Asset and Liability Structure		End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets		$319,577
	b. Total Assets		$1,719,577		$1,717,899
	c. Current Liabilities		$29,074
	d. Total Liabilities		$15,448,959		$15,419,884
3.	Statement of Cash Receipts & Disbursements for Month		Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts		$0		$0
	b. Total Disbursements		$0		$0
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)		$0	$0	$0
	d. Cash Balance Beginning of Month		$5,678		$5,678
	e. Cash Balance End of Month (c + d)		$5,678	$0	$5,678
			Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations		($29,074)		($29,074)
5.	Account Receivables (Pre and Post Petition)		$177,755
6.	Post-Petition Liabilities		$29,074
7.	Past Due Post-Petition Account Payables (over 30 days)		$0
At the end of this reporting month:				Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal				x
	course to secured creditors or lessors? (if yes, attach listing including date of
	payment, amount of payment and name of payee)
9.	Have any payments been made to professionals? (if yes, attach listing including date of				x
	payment, amount of payment and name of payee)
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?				x
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes,				x
	attach listing including date of payment, amount and reason for payment, and name of payee)
12.	Is the estate insured for replacement cost of assets and for general liability? (market value)			x
13.	Are a plan and disclosure statement on file?				x
14.	Was there any post-petition borrowing during this reporting period?				x
15.	Check if paid: Post-petition taxes		; U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition
	tax reporting and tax returns: .
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax
	reporting and tax return filings are not current.)
I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.
Date:	1/5/2010 0:00		/s/ Rodney S. Rougelot
			Responsible Individual

STATEMENT OF OPERATIONS (General Business Case)
For the Month Ended 11/30/09
Current Month
Actual	Forecast	Variance				Cumulative (Case to Date)	Next Month Forecast
				Revenues:
$0	$0	$0	1	Gross Sales		$0
$0	$0	$0	2	less: Sales Returns & Allowances		$0
$0	$0	$0	3	Net Sales		$0	$0
$0	$0	$0	4	less: Cost of Goods Sold (Schedule 'B')		$0
$0	$0	$0	5	Gross Profit		$0	$0
$0	$0	$0	6	Interest		$0
$0	$0	$0	7	Other Income:
		$0	8
		$0	9
$0	$0	$0	10	Total Revenues		$0	$0
				Expenses:
$11,423		$(11,423)	11	Compensation to Owner(s)/Officer(s)		$11,423	$25,385
$15,698		$(15,698)	12	Salaries		$15,698	$34,884
		$0	13	Commissions
		$0	14	Contract Labor
		$0	15	Rent/Lease: Personal Property			$1,500
		$0	16	Real Property			$32,284
		$0	17	Insurance			$18,373
		$0	18	Management Fees
		$0	19	Depreciation
$1,953		$(1,953)	20	Taxes: Employer Payroll Taxes		$1,953	$5,786
		$0	21	Real Property Taxes
		$0	22	Other Taxes
		$0	23	Other Selling
		$0	24	Other Administrative
		$0	25	Interest			$16,436
		$0	26	Other Expenses:	General		$500
		$0	27	Utilities			$6,000
		$0	28	Cool Clean Settlement			$18,750
		$0	29	Employee Expenses			$54,905
		$0	30
		$0	31
		$0	32
		$0	33
		$0	34
$29,074	$0	$(29,074)	35	Total Expenses		$29,074	$214,803
$(29,074)	$0	$(29,074)	36	Subtotal		$(29,074)	$(214,803)
		$0	37	Reorganization Items: Professional Fees
		$0	38	Provisions for Rejected Executory Contracts		$0
		$0	39	Interest Earned on Accumulated Cash from		$0
				Resulting Chp 11 Case		0
		$0	40	Gain or (Loss) from Sale of Equipment
		$0	41	U.S. Trustee Quarterly Fees
		$0	42
$0	$0	$0	43	Total Reorganization Items		$0	$0
$(29,074)	$0	$(29,074)	44	Net Profit (Loss) Before Federal & State Taxes		$(29,074)	$(214,803)
		$0	45	Federal & State Income Taxes
$(29,074)	$0	$(29,074)	46	Net Profit (Loss)		$(29,074)	$(214,803)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET
(General Business Case)
For the Month Ended 11/30/09
	Assets
				From Schedules	Market Value
	Current Assets
1		Cash and cash equivalents - unrestricted			$5,678
2		Cash and cash equivalents - restricted			$36,144
3		Accounts receivable (net)		A	$177,755
4		Inventory		B	$0
5		Prepaid expenses
6		Professional retainers
7		Other:	Honeywell License		$100,000
8
9			Total Current Assets		$319,577
	Property and Equipment (Market Value)
10		Real property		C	$0
11		Machinery and equipment		D	$1,390,000
12		Furniture and fixtures		D
13		Office equipment		D	$10,000
14		Leasehold improvements		D	$0
15		Vehicles		D	$0
16		Other:		D
17				D
18				D
19				D
20				D
21			Total Property and Equipment		$1,400,000
	Other Assets
22		Loans to shareholders
23		Loans to affiliates
24
25
26
27
28			Total Other Assets		$0
29			Total Assets		$1,719,577	*
	NOTE:
		Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market
		prices, etc.) and the date the value was determined.
		* Differs from original filing due to noted error on cash balance.

SCHEDULES TO THE BALANCE SHEET
(General Business Case)
Schedule A
Accounts Receivable and (Net) Payable
Receivables and Payables Agings				Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days					$0
31-60 Days					$0
61-90 Days				$22,218	$0	$0
91+ Days				$155,537	$0
Total accounts receivable/payable				$177,755	$0
Allowance for doubtful accounts
Accounts receivable (net)				$177,755
Schedule B
Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)				Cost of Goods Sold
			Inventory(ies) Balance at End of Month	Inventory Beginning of Month		0
				Add -
Retail/Restaurants -				Net purchase		$0
Product for resale				Direct labor		$0
				Manufacturing overhead		$0
Distribution -				Freight in		$0
Products for resale				Other:		$0

Manufacturer -
Raw Materials
Work-in-progress				Less -
Finished goods				Inventory End of Month		$0
				Shrinkage		$0
Other - Explain				Personal Use		$0

				Cost of Goods Sold		$0
TOTAL			$0

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	No	x
How often do you take a complete physical inventory?				Valuation methods -
				FIFO cost
Weekly				LIFO cost
Monthly	x			Lower of cost or market
Quarterly				Retail method
Semi-annually				Other
Annually				Explain
Date of last physical inventory was			9/30/2009 0:00

Date of next physical inventory is

Schedule C Real Property
Description	Cost	Market Value

Total	$0	$0

Schedule D Other Depreciable Assets
Description	Cost	Market Value
Machinery & Equipment -
Plastic Plant		$1,190,000
Assets for Sale		$200,000

Total	$0	$1,390,000
Furniture & Fixtures -

Total	$0	$0
Office Equipment -
		$10,000

Total	$0	$10,000
Leasehold Improvements -

Total	$0	$0
Vehicles -

Total	$0	$0

Schedule E
Aging of Post-Petition Taxes
(As of End of the Current Reporting Period)
Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income					$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0
Schedule F
Pre-Petition Liabilities
List Total Claims For Each Classification -			Claimed Amount	Allowed Amount (b)
Secured claims (a)			$12,403,473	$12,403,473
Priority claims other than taxes			$115,343	$32,700
Priority tax claims			$206,011	$206,011
General unsecured claims			$2,695,058	$2,777,701
(a) List total amount of claims even it under secured.
(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and
$3,000,000 as the Allowed Amount.
Schedule G Rental Income Information Not applicable to General Business Cases
Schedule H Recapitulation of Funds Held at End of Month
	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo	Wells Fargo
Account Type	Checking	Savings
Account No.	XXXXXXXX	XXXXXXXX
Account Purpose	operations
Balance, End of Month	$5,000	$678
Total Funds on Hand for all Accounts	$5,678
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
Increase/(Decrease) in Cash and Cash Equivalents
For the Month Ended 11/30/09
		Actual Current Month		Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0		$0
2	Cash Received from Sales	$0		$0
3	Interest Received	$0		$0
4	Borrowings	$0		$0
5	Funds from Shareholders, Partners, or Other Insiders	$0		$0
6	Capital Contributions	$0		$0
7
8
9
10
11
12	Total Cash Receipts	$0		$0
	Cash Disbursements
13	Payments for Inventory	0		0
14	Selling	$0		$0
15	Administrative	$0		$0
16	Capital Expenditures	$0		$0
17	Principal Payments on Debt	$0		$0
18	Interest Paid	$0		$0
	Rent/Lease:	$0		$0
19	Personal Property	$0		$0
20	Real Property	$0		$0
	Amount Paid to Owner(s)/Officer(s)	$0		$0
21	Salaries	$0		$0
22	Draws	$0		$0
23	Commissions/Royalties	$0		$0
24	Expense Reimbursements	$0		$0
25	Other	$0		$0
26	Salaries/Commissions (less employee withholding)	$0		$0
27	Management Fees	$0		$0
	Taxes:	$0		$0
28	Employee Withholding	$0		$0
29	Employer Payroll Taxes	$0		$0
30	Real Property Taxes	$0		$0
31	Other Taxes	$0		$0
32	Other Cash Outflows:	$0		$0
33	Legal Fees
34
35
36
37
38	Total Cash Disbursements:	$0		$0
39	Net Increase (Decrease) in Cash	$0		$0
40	Cash Balance, Beginning of Period	$5,678	*	$5,678
41	Cash Balance, End of Period	$5,678		$5,678

	* Differs from amount listed on bankruptcy filing due to error.